Securities and Exchange Commission
                             Washington, D.C. 20549

                      ------------------------------------



                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 1999


                               CALDERA CORPORATION


             (Exact name of registrant as specified in its charter)


            Florida                                          1-12023
(State or other jurisdiction of incorporation)          (Commission File No.)



    133 Richmond Street West                                  M5H 2L3
          Suite 401                                         (Zip Code)
    Toronto, Ontario
          Canada
(Address of principal executive offices)


       Registrant's telephone number, including area code: (416) 777-0477




                         ------------------------------

         This amendment to the Report on Form 8-K is being filed to file the required financials statements related to the acquisition reported upon.

Item 7.  Financial Statement and Exhibits

         (a) Audited financial statements of Level Jump Financial Group, Inc. for the nine months ended September 30, 1999, the year ended December 31, 1998, and for the period from inception to December 31, 1997, together with the executed auditors report of BDO Dunwoody LLC

         (b) Pro forma financial information of Level Jump Financial Group, Inc. for the nine months ended Septemberr 30, 1999 and the year ended December 31, 1998

         (c) The following documents are filed herewith as exhibits:


          2.1* Agreement and Plan of Exchange dated October 20, 1999 (without exhibits).

          4.1* Voting Agreement between ZDG Holdings Inc. and Brice Scheschuk, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock.

          4.2* Voting Agreement between ZDG Holdings Inc. and Glen Akselrod, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock.

          4.3* Voting Agreement between David Roff and Brice Scheschuk, dated
               October 26, 1999 relating to 168,000 (122,181) shares of Common Stock.

          4.4* Voting Agreement between David Roff and Glen Akselrod, dated
               October 26, 1999 relating to 168,000 (122,181) shares of Common Stock.

          4.5* Option Agreement between ZDG Holdings Inc. and Brice Scheschuk, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock

          4.6* Option Agreement between ZDG Holdings Inc. and Glen Akselrod, dated October 26, 1999 relating to 252,000 (183,272) shares of Common Stock

          4.7* Option Agreement between David Roff and Brice Scheschuk, dated
               October 26, 1999 relating to 168,000 (122,181) shares of Common Stock

          4.8* Option Agreement between David Roff and Glen Akselrod, dated
               October 26, 1999 relating to 168,000 (122,181) shares of Common Stock

          4.9* Voting and Exchange Agreement among thestockpage.com inc., Level
               Jump and Robert Landau

          4.10* Voting and Exchange Agreement among thestockpage.com inc., Level
               Jump and David Roff

          4.11* Support Agreement between Level Jump and thestockpage.com inc.

          10.1* Employment Agreement between Level Jump and Mr. Robert Landau.

          10.2* Employment Agreement between Level Jump and Mr. David Roff.

          10.3* Performance Equity Plan of Level Jump Financial Group, Inc.
               dated May 1, 1999

          99.1* Description of Directors, Officers and Principal Stockholders and Related Matters 99.2* Statement of Risk Factors

* Previously Filed

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 2 to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALDERA CORPORATION



                                                  /S/ ROBERT LANDAU
                                                  ------------------
                                            Name:    Robert Landau
                                            Title:   President


Date: December 17, 1999

                  Level Jump Financial Group, Inc.

                  Consolidated Financial Statements For the nine months ended September 30, 1999, for the twelve months ended December 31, 1998 and for the period from inception to December 31, 1997 (in United States dollars)

                                                  Level Jump Financial Group,
                                                  Inc. Consolidated Financial
                                                  Statements For the nine months
                                                  ended September 30, 1999, for
                                                  the twelve months ended
                                                  December 31, 1998 and for the
                                                  period from inception to
                                                  December 31, 1997 (in United
                                                  States dollars)





                                                                       Contents



Auditors' Report                                                           2

Consolidated Financial Statements
  Balance Sheets                                                           3

  Statements of Operations                                                 4

  Statements of Shareholders' Equity                                       5

  Statements of Cash Flows                                                 7

  Summary of Significant Accounting Policies                               9

  Notes to Financial Statements                                           13

--------------------------------------------------------------------------------

                                                                Auditors' Report

--------------------------------------------------------------------------------



To the Shareholders of
Level Jump Financial Group, Inc.

We have audited the consolidated balance sheets of Level Jump Financial Group, Inc. as at September 30, 1999, December 31, 1998 and 1997 and the consolidated statements of shareholders' equity, operations and cash flows for the nine months ended September 30, 1999, twelve months ended December 31, 1998 and for the period from August 28, 1997 (date of inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at September 30, 1999, December 31, 1998 and 1997 and the results of its operations and its cash flows for nine months ended September 30, 1999, for the twelve months ended December 31, 1998 and for the period from inception to December 31, 1997 in accordance with generally accepted accounting principles in the United States.

BDO Dunwoody LLP


Chartered Accountants

Toronto, Ontario
October 25, 1999

                                               Level Jump Financial Group, Inc.
                                                    Consolidated Balance Sheets
                                                      (in United States dollars)

                                                                   Sept. 30,        Dec. 31,        Dec. 31,
                                                                        1999            1998            1997
------------------------------------------------------------------------------------------------------------
Assets

Current
  Cash and cash equivalents                                   $       50,717  $       5,658   $         308
  Investments in marketable securities (Note 2)                       15,600        254,375           3,918
  Accounts receivable, net of allowances of $nil                     460,779         19,289           6,298
  Prepaid expenses and deposits                                        4,013          6,119           -
  Deferred income taxes (Note 5)                                       -              -               3,311
  Due from related parties (Note 10)                                  22,189        780,694             119
                                                             ----------------------------------------------
                                                                     553,298      1,066,135          13,954
Investments in marketable securities (Note 2)                        716,902         18,263          -
Fixed assets (Note 3)                                                 35,471         26,032          -
Deferred income taxes (Note 5)                                           817            136          -
                                                             ----------------------------------------------
                                                              $    1,306,488  $   1,110,566   $      13,954
                                                             ==============================================

Liabilities and Shareholders' Equity

Current
  Accounts payable                                            $       29,319  $      40,121   $     -
  Accrued liabilities (Note 4)                                        30,336        478,156          1,144
  Deferred income taxes (Note 5)                                     -               16,898         -
  Deferred revenues                                                   48,253         -              -
  Due to related parties (Note 10)                                   -               58,030         10,104
  Income taxes payable (Note 5)                                      599,361        134,083          2,557
                                                             ---------------------------------------------
                                                                     707,269        727,288         13,805
                                                             ---------------------------------------------
Shareholders' equity
  Share capital
    Authorized
        4,999,998 Preferred shares, $.001 par value
        1 Preferred share, Class A, $.001 par value
        1 Preferred share, Class B, $.001 par value
        50,000,000 Common shares, $.001 par value
    Issued
      1 Preferred share, Class A, $.001 par value (Note 6)             -              -               -
      1 Preferred share, Class B, $.001 par value (Note 6)             -              -               -
      3,700,000 Common shares (Notes 6 and 8)                          3,700          -               -
      100 Common shares                                                -                 72              72
  Retained earnings (Note 7)                                         595,519        329,350           2,402
  Accumulated other comprehensive income (loss)                        -             53,856          (2,325)
                                                              ---------------------------------------------
                                                                     599,219        383,278             149
                                                              ---------------------------------------------
                                                              $    1,306,488  $   1,110,566   $      13,954
                                                              =============================================

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                               Level Jump Financial Group, Inc.
                                         Consolidated Statements of Operations
                                                      (in United States dollars)

                                                                     For the         For the         For the
                                                                        Nine          Twelve     Period from
                                                                      Months          Months       Inception
                                                                       Ended          Ended               to
                                                                    Sep. 30,        Dec. 31,        Dec. 31,
                                                                        1999            1998            1997
------------------------------------------------------------------------------------------------------------
Revenue                                                       $    2,277,013  $   1,067,971   $      45,753

Cost of revenues                                                     435,367        361,530          28,471
                                                              ---------------------------------------------
Gross profit                                                       1,841,646        706,441          17,282
                                                              ---------------------------------------------
Operating expenses
  Sales and marketing                                                 75,659         26,751          12,500
  Product development                                                 10,480         11,364          -
  General and administration                                         550,278        307,497           2,110
  Management compensation                                            333,481        803,614          -
                                                              ---------------------------------------------
                                                                     969,898      1,149,226          14,610
                                                              ---------------------------------------------
Income (loss) from operations                                        871,748      (442,785)           2,672

Investment income, net                                               210,400        886,677             517
                                                              ---------------------------------------------
Income before income taxes                                         1,082,148        443,892           3,189

Provision for income taxes                                           451,541        116,944             787
                                                              ---------------------------------------------
Net income for the period                                     $      630,607  $     326,948   $       2,402
                                                              =============================================

Basis earnings per share (Note 9)                             $         0.17  $        0.09   $        0.00

Diluted earnings per share (Note 9)                           $         0.09  $        0.09   $        0.00

Shares used in per share
  calculation - basic                                              3,700,000      3,700,000       3,700,000

Shares used in per share
  calculation - diluted                                            6,829,570      3,700,000       3,700,000
                                                             ==============================================



The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.
                                       4

                                               Level Jump Financial Group, Inc.
                                Consolidated Statements of Shareholders' Equity
                                                      (in United States dollars)

For the nine months ended September 30, 1999,
for the twelve months ended December 31, 1998
and for the period from inception to December 31, 1997
--------------------------------------------------------------------------------

                                                                                                 Accumulated
                                                                                                 Other
                                                                                                 Compre-
                                                                                                 hensive                  Compre-
                                             Preferred Shares     Common Shares      Retained    Income                   hensive
                                              Number   Amount    Number    Amount    Earnings    (Loss)        Total      Income
                                             -------------------------------------------------------------------------------------
Issuance of common shares                     -        $   -       100   $     72    $   -      $     -       $      72

Comprehensive income
  Net income                                  -            -      -            -        2,402         -            2,402  $  2,402
  Net unrealized loss on securities,
    net of reclassification adjustment
    (see disclosure)                          -            -      -            -         -       (2,325)          (2,325)   (2,325)
                                                                                                                           -------
Comprehensive income                       ------------------------------------------------------------------------------ $    77
                                                                                                                          ========
Balance at December 31, 1997                  -            -      100          72      2,402     (2,325)             149
Comprehensive income
  Net income                                  -            -      -            -     326,948          -          326,948  $326,948
  Net unrealized gains on  securities,
   net of reclassification adjustment
    (see disclosure)                          -            -      -            -         -       56,181           56,181    56,181
                                                                                                                          --------
Comprehensive income                       -----------------------------------------------------------------------------   383,129
                                                                                                                          ========
Balance at December 31, 1998                  -            -      100          72    329,350     53,856         383,278

Dividends paid                                -            -      -            -    (364,510)         -        (364,510)
Issuance of preferred share,  Class A                1     -      -            -         -            -           -
Issuance of preferred share,  Class B                1     -      -            -         -            -           -
Issuance of common shares                     -            - 3,700,000     37,000        -            -          37,000
Change in par value (Note 6(b))               -            -      -       (33,300)       -            -         (33,300)
Exchange of common shares for
  exchangeable preferred shares in
  subsidiary                                  -            -      (100)       (72)        72          -           -
Comprehensive income
  Net income                                  -            -      -            -     630,607          -         630,607  $ 630,607
  Net unrealized loss on  securities,
    net of reclassification adjustment
    (see disclosure)                          -            -      -            -         -      (53,856)        (53,856)   (53,856)
                                                                                                                         ---------
Comprehensive income                     ------------------------------------------------------------------------------- $ 576,751
                                                                                                                         =========
Balance at September 30, 1999                       2  $   - 3,700,000   $  3,700 $  595,519          -       $ 599,219
                                         =========================================================================================

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                              Level Jump Financial Group, Inc.
                    Consolidated Statements of Shareholders' Equity (continued)
                                                     (in United States dollars)

For the nine months ended September 30, 1999,
for the twelve months ended December 31, 1998
and for the period from inception to December 31, 1997
--------------------------------------------------------------------------------

Disclosure of reclassification adjustment:

Unrealized holding loss arising during the five months
    ended December 31, 1997                                       $   (2,196)
Less: Reclassification adjustment for realized capital
    gains included in net income                                       1,583
                                                                  ----------
Unrealized loss on securities                                         (3,779)
Less: Tax recovery                                                     1,454
                                                                  ----------
Net unrealized loss on securities                                 $   (2,325)
                                                                  ==========
Unrealized holding gains arising during the twelve months
     ended December 31, 1998                                      $  981,767
Less: Reclassification adjustment for realized capital
     gains included in net income                                    890,463
                                                                  ----------
Unrealized gains on securities                                        91,304
Less: Tax expense                                                    (35,123)
                                                                  ----------
Net unrealized gains on securities                                $   56,181
                                                                  ==========
Unrealized holding gains arising during the nine months
     ended September 30, 1999                                     $  126,712
Less: Reclassification adjustment for realized capital gains
     included in net income                                          214,237
                                                                  ----------
Unrealized loss on securities                                        (87,525)
Less: Tax recovery                                                    33,669
                                                                  ----------
Net unrealized loss on securities                                 $  (53,856)
                                                                  ==========
The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                               Level Jump Financial Group, Inc.
                                          Consolidated Statements of Cash Flows
                                                      (in United States dollars)

                                                                     For the         For the         For the
                                                                        Nine          Twelve     Period from
                                                                      Months          Months      Inception
                                                                       Ended           Ended              to
                                                                    Sep. 30,        Dec. 31,        Dec. 31,
                                                                        1999            1998            1997
                                                              ---------------------------------------------
Cash flows from operating activities
  Net income                                                  $      630,607  $     326,948   $       2,402
  Adjustments to reconcile net cash from operations
      Amortization                                                    10,023          6,748         -
      Bad debts                                                      149,000        140,625         -
      Release from accrued liabilities                              (196,750)
      Deferred income taxes                                           16,091        (15,050)         (1,857)
      Realized capital gains                                        (214,237)      (890,463)         (1,583)
      Fees satisfied by securities                                (1,401,392)    (1,067,971)        (28,944)
      Consulting and compensation
        expenses satisfied by securities                             275,597        849,059         -
    Changes in assets and liabilities
      Accounts receivable, net                                      (441,490)       (12,991)        (6,298)
      Prepaid expenses and deposits                                    2,106         (6,119)        -
      Accounts payable                                               114,198       (116,218)        -
      Accrued liabilities                                           (447,820)       477,012          1,144
      Deferred revenues                                               48,253         -              -
      Income taxes                                                   465,278        131,526          2,557
                                                              --------------------------------------------
                                                                    (990,536)      (176,894)       (32,579)
                                                              --------------------------------------------
Cash flows from investing activities
  Due from related parties                                           910,380       (396,339)          (119)
  Purchases of fixed assets                                          (19,462)       (32,780)         -
  Purchase of marketable securities                                  -             (117,544)         -
  Proceeds from sale marketable securities                           563,517        680,981         22,830
                                                              --------------------------------------------
                                                                   1,454,435        134,318         22,711
                                                              --------------------------------------------
Cash flows from financing activities
  Due to related parities                                            (58,030)        47,926         10,104
  Proceeds from issuance of common shares                              3,700         -                  72
  Dividends                                                         (364,510)        -              -
                                                              --------------------------------------------
                                                                    (418,840)        47,926         10,176
                                                              --------------------------------------------
Net increase in cash and cash equivalents
  during the period                                                   45,059          5,350            308

Cash and cash equivalents, beginning of period                         5,658            308         -
                                                              --------------------------------------------
Cash and cash equivalents, end of period                      $       50,717  $       5,658   $        308
                                                              ============================================

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                               Level Jump Financial Group, Inc.
                               Consolidated Statements of Cash Flows (continued)
                                                      (in United States dollars)

                                                                     For the         For the         For the
                                                                        Nine          Twelve     Period from
                                                                      Months          Months       Inception
                                                                       Ended           Ended              to
                                                                    Sep. 30,        Dec. 31,        Dec. 31,
                                                                        1999            1998            1997
                                                              ----------------------------------------------
Supplementary schedule of non-cash investing
  and financing activities:
    Marketable securities loaned to two officers and
      directors for employee profit sharing plan              $      -        $      360,443  $     -
    Marketable securities loaned to two officers and
      directors (included in due from related parties)               151,875         384,236        -
    Marketable securties received for services not
      rendered (included in accounts payable)                        125,000        (125,000)       -
    Loan satisfied by marketable securities (included
      in accounts payable)                                           -               (31,339)       -
    Deferred taxes on unrealized gains (losses) of
      marketable securities                                          -               33,669         (1,454)
                                                              ============================================


                                               Level Jump Financial Group, Inc.
                                     Summary of Significant Accounting Policies
                                                      (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------
Nature of Business
and Basis of        Level Jump Financial Group, Inc. (the "Company") is
Presentation        developing an Internet financial portal and market data
                    Internet delivery service. The Company, through its wholly-owned Canadian subsidiary thestockpage.com inc.
                    ("thestockpage.com"), offers Internet based investor relations services to publicly traded or listed companies.

                    The Company was incorporated on March 29, 1999 in the State of Colorado.

                    On June 1, 1999 the Company acquired 100 percent of thestockpage.com, a company that has been owned and operated by the shareholders the Company. thestockpage.com was incorporated in Canada and began operations on August 28, 1997.

                    The acquisition of thestockpage.com has been accounted for on a continuity of interest basis (Note 1), therefore the financial statements reflect the financial position, results of operations and changes in cash flows of thestockpage.com to the date of the transaction and the combined financial position, results of operations and changes in cash flows from the date of incorporation of the Company.

                    The year end of the Company is December 31, and the financial statements present the interim results to September 30. Results of operations for the interim period presented may not be indicative of annual results.

                    These consolidated financial statements have been prepared by management in accordance with generally accepted accounting principles in the United States.

                    The accompanying financial statements are stated in United States dollars, the "functional currency" because the majority of operations are conducted in the United States. The Company and its subsidiaries maintain their books and records in US dollars.

Principles of       The accompanying consolidated financial statements include
Consolidation       the accounts of the Company and its wholly owned
                    subsidiaries, Level Jump Asset Management, Inc. and thestockpage.com.

Non-Monetary        From time to time, the Company enters into transactions that
Transactions        involve either the receipt or distribution of common shares and/or options of public companies.

                    In instances where the Company receives one of a combination of cash, common shares and/or options for the services it provides, the Company values the common shares at the bid price at the open of trading on the date a contract is signed, and values the options on common shares using the Black Scholes option pricing model using assumptions at the date the contract is signed.

                                               Level Jump Financial Group, Inc.
                          Summary of Significant Accounting Policies (continued)
                                                      (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------
Non-Monetary
Transactions        In instances where the Company pays out commissions or
(continued)         consulting fees to individuals and investor relations firms for services performed, the Company will distribute securities held in other public companies as consideration.
                    These transactions are valued at the open price of the securities issued on the earlier of the date the newsletter is issued or, if a contract exists with the individual or investor relations firm, the date the contract is signed.

                    The Company has compensated or loaned to its shareholders and management one of a combination of cash and securities held in other public companies. These transactions are recorded as a loan or as management compensation on the date the securities are transferred to the shareholders and are valued at the price on the date of transfer.

Revenue             Investor relations consulting revenues are recognized on the
Recognition         date the Company issues its investment newsletter with the client's profile.

                    Amounts received prior to the issuance of the newsletter are recorded as deferred revenue.

                    Internet banner advertising revenues are recognized when cash is received by the Company from a business partner that provides market information to thestockpage.com's web site and co-shares advertising revenues.

Cost of Revenues    Cost of revenues include commissions which the Company pays to individuals or companies that identify a customer that contracts the Company to provide investor relations services and are recorded when the related revenue has been recognized.

Cash and Cash       Cash and cash equivalents include cash and all highly liquid
Equivalents         financial instruments with purchased maturities of three
                    months or less.

Investments         All highly liquid instruments are classified as
                    available-for-sale and those with original maturities greater than three months and current maturities less than twelve months from the balance sheet date are considered short term investments.

                    The Company's investments in common shares are classified as available-for-sale. Freely tradable common shares are considered short term investments as the Company intends to hold them for less than twelve months from the balance sheet date. Restricted common shares under applicable United States securities laws are considered long term investments.

                    The Company's investments in freely tradable common shares are reported at fair value based on quoted market prices. Any realized gains or losses and "other than temporary" declines in value, if any, on available-for-sale securities are reported in investment income as incurred. Realized gains and losses on the sales of investments available-for-sale are determined using the specific identification method.

                                               Level Jump Financial Group, Inc.
                          Summary of Significant Accounting Policies (continued)
                                                      (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------
Investments         The Company's investments in restricted common shares are
(continued)         reported at cost. Any "other than temporary" declines in
                    value, if any, are reported in investment income as incurred. On the date restricted common shares become eligible for resale through registration or in accordance with Rule 144 of the Securities Act of 1933, the Company considers these securities freely tradable, considers them short term investments and reports them at fair value based on quoted market prices.

                    The options are reported at fair value on the date the contract is signed based on the Black Scholes option pricing model. Any "other than temporary" declines in value, if any, are reported in investment income as incurred.

Fixed Assets Fixed assets are recorded at cost less accumulated amortization. Amortization is provided for at rates intended to write off the assets over the estimated useful lives, as follows:

                    Computer equipment        -   3 years straight line
                    Furniture and fixtures    -   5 years straight line

Income Taxes        The Company accounts for income taxes under the asset and
                    liability method as required by SFAS No. 109, "Accounting for Income Taxes", issued by the Financial Accounting
                    Standards Board ("FASB"). Under this method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial reporting and tax bases of assets and liabilities.
                    Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Share Options       The Company applies the recognition and measurement
                    principles of Accounting Principles Board ("APB") Opinion
                    No. 25, "Accounting for Stock Issued to Employees", and the disclosure provision of FASB SFAS No. 123, "Accounting for
                    Stock-Based Compensation", in accounting for stock options granted to employees. Under APB 25, compensation cost is recognized over the vesting period based on the difference, if any, on the date of grant between the fair value of the Company's stock and the amount an employee must pay to acquire the stock.

Earnings Per        Basic earnings (loss) per share is computed using the
Share               weighted average number of common shares that are
                    outstanding during the period. Diluted earnings (loss) per share is computed using the weighted average number of common and common equivalent shares outstanding during the period. Common equivalent shares consist of the incremental common shares issuable upon the exercise of stock options using the treasury stock method and the exchangeable preferred shares issued and outstanding in thestockpage.com which in turn can be exchanged into common shares of the Company.

                                               Level Jump Financial Group, Inc.
                          Summary of Significant Accounting Policies (continued)
                                                      (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

Impairment          Management reviews assets for impairment whenever events or
of Assets           changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management assesses impairment by comparing the carrying amount to individual cash flows. If deemed impaired, measurement and recording of an impairment loss is based on the fair value of the asset.

Use of Estimates    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Allowance for
Doubtful            Management reviews accounts receivable for collectibility on
Accounts            an ongoing basis, and records an allowance for uncollectable accounts. The establishment of the allowance relies on the judgment of management, on historical precedent and expectations as to future collections.

Compehensive        In June 1997, the FASB issued SFAS No. 130, "Reporting
Income              Comprehensive Income", which was adopted by the Company.
                    SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in an entity's financial statements. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Accumulated other comprehensive income, as presented on the accompanying balance sheets, consists of the net unrealized gains on available-for-sale securities, net of the related tax effect.

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                      (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

1.  Acquisition of thestockpage.com inc.

    On June 1, 1999, thestockpage.com underwent an internal reorganization whereby the two common shareholders exchanged all 100 common shares for 9,300,000 exchangeable preferred shares. The exchangeable preferred shares can be exchanged on a one-for-one basis into 9,300,000 common shares of Level Jump Financial Group, Inc. Immediately after the above transaction, the Company entered into a Support Agreement and Voting and Exchange Agreement which gives the exchangeable preferred shares economically equivalent rights as the common shares of the Company with respect to dividend payments, liquidation, reorganization, and changes. The Company then immediately subscribed for and purchased 100 common shares of thestockpage.com inc. for consideration of $100. In addition, the Company issued one Class A and one Class B preferred shares to the previous common shareholders of thestockpage.com. The Class A and B preferred shares give the holders voting rights as if the holders were common shareholders of the Company in a number equivalent to the number of exchangeable preferred shares issued and outstanding.

    This acquisition has been accounted for on a continuity of interest basis since both companies were controlled by the same shareholders. The assets and liabilities of thestockpage.com have been recorded at their carrrying amounts. The financial statements present the accounts of thestockpage.com to June 1, 1999 and the consolidated with Level Jump Financial Group, Inc. from March 29, 1999, the Company's date of incorporation. The net assets of thestockpage.com on the date of the acquisition, at their carrying amounts, were as follows:

    Cash and cash equivalents                            $         128,856
    Accounts receivable                                            550,000
    Other current assets                                           186,856
    Long-term assets                                               176,731
    Current liabilities                                           (585,614)
                                                         -----------------
    Net assets                                           $         456,829
                                                         =================

--------------------------------------------------------------------------------

2.  Investments in Marketable Securities

    The cost and estimated market values of the Company's marketable securities are as follows:

                                           Gross         Gross         Estimated
                                      Unrealized    Unrealized            Market
    September 30, 1999          Cost       Gains        Losses            Value
    ----------------------------------------------------------------------------
    Common shares           $  15,600   $  -        $   -            $   15,600
                            ===================================================
    December 31, 1998
    ----------------------------------------------------------------------------
    Common shares           $ 166,850   $143,775    $(56,250)        $  254,375
                            ====================================================
    December 31, 1997
    ----------------------------------------------------------------------------
    Common shares           $   7,697   $  -        $ (3,779)        $    3,918
                            ====================================================

                                               Level Jump Financial Group, Inc.
                                    Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

2.  Investments in Marketable Securities (continued)

    All investments in freely tradable common shares held by the Company have been classified as available-for-sale and are being carried at the estimated market value at September 30, 1999 and December 31, 1998 and 1997. The net change in the net unrealized holding gain (loss) was a decrease of $53,856, an increase of $56,181 and a decrease of $2,325 at September 30, 1999 and December 31, 1998 and 1997.

    All investments in common shares that are restricted from resale and in options to purchase common shares have been classified as long term investments and are being carried at cost. The estimated market values are $3,553,557 (1998 - $171,314).

    Activity related to the sales and maturities of investment is as follows:

                                                                                    Twelve          For the
                                                             Nine Months            Months       Period from
                                                                   Ended             Ended      Inception to
                                                                Sep. 30,          Dec. 31,          Dec. 31,
                                                                    1999              1998              1997
                                                         ---------------------------------------------------
    Purchase of securities                               $      -         $        117,544    $     -
    Fees satisfied by securities                               1,401,392         1,067,971          28,944
    Proceeds from sales and maturities of
      investments                                                563,517           680,981          22,830
    Consulting and compensation expenses
      satisfied by securities                                    275,597           849,059          -
    Gross realized gains                                         304,004           920,355           1,583
    Gross realized losses                                       (89,767)          (29,892)          -

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

3.  Fixed Assets

    Fixed assets consisted of the following:

                                                                                    Twelve           For the
                                                             Nine Months            Months       Period from
                                                                   Ended             Ended      Inception to
                                                                Sep. 30,          Dec. 31,          Dec. 31,
                                                                    1999              1998              1997
                                                         ---------------------------------------------------
    Furniture and fixtures                               $        11,419  $         10,771    $       -
    Computer equipment                                            40,823            22,009            -
                                                         ---------------------------------------------------
                                                                  52,242            32,780            -
    Less: Accumulated amortization                                16,771             6,748            -
                                                         ---------------------------------------------------
    Net book value                                       $        35,471  $         26,032    $       -
                                                         ===================================================
    Amortization expense was $10,023, $6,748 and NIL at September 30, 1999 and
December 31, 1998 and 1997.


4.  Accrued Liabilities

    Accrued liabilities consisted of the following:

                                                                                    Twelve           For the
                                                             Nine Months            Months       Period from
                                                                   Ended             Ended      Inception to
                                                                Sep. 30,          Dec. 31,          Dec. 31,
                                                                    1999              1998              1997
                                                         ---------------------------------------------------
    General and administrative expenses                  $        10,002   $        -            $    -
    Employees profit sharing plan                                 -                 360,443           -
    Sales tax                                                    (17,573)            (8,457)          1,144
    Payable on share exchange                                     30,000            -                 -
    Shares received for services not rendered                     -                 125,000           -
    Payroll deductions                                             7,907              1,170           -
                                                         ---------------------------------------------------
                                                         $        30,336   $        478,156     $     1,144
                                                         ===================================================

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)


September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

5.  Income Taxes

    The Company's wholly owned subsidiary, thestockpage.com resides in the Province of Ontario, Canada and is taxable at the federal and provincial levels within Canada. In 1999, the Company has no taxes payable in any other jurisdictions. The provision (benefit) for income taxes is composed of the following:

                                                                                    Twelve           For the
                                                             Nine Months            Months       Period from
                                                                   Ended             Ended      Inception to
                                                                Sep. 30,          Dec. 31,          Dec. 31,
                                                                    1999              1998              1997
                                                         ---------------------------------------------------
    Current:
      Federal                                            $      -            $       -         $       -
      State                                                     -                    -                 -
      Foreign                                                   435,450              131,994            2,644
                                                         ---------------------------------------------------
                                                                435,450              131,994            2,644
                                                         ---------------------------------------------------

    Deferred:
      Federal                                                   -                    -                 -
      State                                                     -                    -                 -
      Foreign                                                     16,091             (15,050)          (1,857)
                                                         ---------------------------------------------------
                                                                  16,091             (15,050)          (1,857)
                                                         ---------------------------------------------------
                                                         $       451,541     $       116,944   $          787
                                                         ====================================================

    The following is a reconciliation of income tax computed at the federal statutory rate to the provision for taxes:

                                                                                    Twelve           For the
                                                             Nine Months            Months       Period from
                                                                   Ended             Ended      Inception to
                                                                Sep. 30,          Dec. 31,          Dec. 31,
                                                                    1999              1998              1997
                                                         ---------------------------------------------------

    Tax expense computed at statutory rate               $       367,930     $      150,923    $         478
    Increase (reduction) in taxes resulting from:
      Tax rate differential on foreign subsidiary                 73,567            (33,979)             309
      Valuation allowance on deferred tax assets                  10,044             -                 -
                                                         ---------------------------------------------------
                                                         $       451,541     $      116,944    $         787
                                                         ===================================================

Income taxes payable as at September 30, 1999 includes approximately $14,000 of interest and penalties.

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------
5.  Income Taxes (continued)

    In 1998 the Company's effective income tax rate is lower than what would be expected if the federal statutory rate was applied to income from continuing operations primarily because the Company was eligible for small business deduction in Canada and the Company pays tax on only 75 percent of capital gains in Canada.

    Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the deferred income tax assets and liabilities are as follows:

                                                                                    Twelve           For the
                                                             Nine Months            Months       Period from
                                                                   Ended             Ended      Inception to
                                                                Sep. 30,          Dec. 31,          Dec. 31,
                                                                    1999              1998              1997
                                                         ---------------------------------------------------
    Current deferred income tax assets:
      Short term investments in marketable securities    $      -               $       -           $ 1,454
      Net operating loss carryforwards                          -                   16,771            1,857
                                                         ---------------------------------------------------
                                                                -                   16,771            3,311


    Current deferred income tax liabilities:
      Short term investments in marketable securities           -                   33,669            -
                                                         ---------------------------------------------------
    Gross deferred tax liabilities                              -                   33,669            -
                                                         ---------------------------------------------------
    Net current deferred tax assets (liabilities)        $      -         $        (16,898)        $  3,311
                                                         ===================================================

                                                                                    Twelve           For the
                                                             Nine Months            Months       Period from
                                                                   Ended             Ended      Inception to
                                                                Sep. 30,          Dec. 31,          Dec. 31,
                                                                    1999              1998              1997
                                                         ---------------------------------------------------
    Non-current deferred income tax assets:
      Fixed assets                                       $           817  $            136        $   -
      Organizational expenses                                        443            -                 -
      Net operating loss carryforwards                             9,601            -                 -
      Valuation allowance                                        (10,044)           -                 -
                                                         ---------------------------------------------------
    Net non-current deferred income tax assets           $           817  $            136       $    -
                                                         ===================================================

    The net change in the deferred income tax asset valuation allowance was an increase of $10,044 at September 30, 1999. The Company recorded no valuation allowance at December 31, 1998 and 1997. At September 30, 1999, the Company has net operating losses of approximately $64,000 which expire in 2019.

    A deferred income tax liability provision has not been booked for the undistributed earnings of the Company's foreign subsidiary as all undistributed earnings are expected to be reinvested in the subsidiary. Determination of the deferred income tax liability that would have resulted from a distribution of earnings was not practicable.

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

6.  Shareholders' Equity

    (a)  Preferred Shares

          At September 30, 1999, the Company had 4,999,998 authorized preferred shares, $.001 par value, of which none were issued and outstanding.

          The Company had one Class A preferred share, $.001 par value authorized, issued and outstanding. The Class A preferred share entitles a previous shareholder of thestockpage.com to voting rights as if the holder was a common shareholder of the Company in a number equivalent to the number of exchangeable preferred shares (see below) of thestockpage.com held by the holder of the Class A preferred share. There are no other rights attached to the Class A preferred share. At September 30, 1999, the Class A preferred shareholder had voting rights on the equivalent of 5,580,000 common shares of the Company.

          The Company had one Class B preferred share, $.001 par value authorized, issued and outstanding. The Class B preferred share entitles a previous shareholder of thestockpage.com to voting rights as if the holder was a common shareholder of the Company in a number equivalent to the number of exchangeable preferred shares (see below) of thestockpage.com held by the holder of the Class B preferred share. There are no other rights attached to the Class B preferred share. At September 30, 1999, the Class B preferred shareholder had voting rights on the equivalent of 3,720,000 common shares of the Company.

    (b)  Common Shares

          At September 30, 1999, the Company had 50,000,000 authorized common shares of which 3,700,000 were issued and outstanding. On May 18, 1999, the Company changed the par value of its common shares from $.01 to $.001 per common share resulting in excess share capital of $33,300 which was subsequently distributed to the shareholders.

    (c)  Exchangeable Preferred Shares of thestockpage.com

          As described in Note 1, on June 1, 1999, thestockpage.com underwent an internal reoganization which resulted in 100 common shares being exchanged for 9,300,000 exchangeable preferred shares. These can be exchanged on a one-for-one basis into 9,300,000 common shares of the Company, Level Jump Financial Group, Inc. The Company then entered into a Support Agreement and Voting and Exchange Agreement which gives the exchangeable preferred shares economically equivalent rights as the common shares of the Company as they are entitled to any dividends on common shares declared by the Company and any liquidation proceeds similar to other common shares. The exchangeable preferred shares have no voting rights in the Company. At September 30, 1999 thestockpage.com had an unlimited number of authorized exchangeable preferred shares, no par value, of which 9,300,000 were issued and outstanding, which in turn can be exchanged into 9,300,000 common shares of the Company.

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

7.  Dividends

     On May 25, 1999, prior to the acquisition of thestockpage.com by the Company, thestockpage.com's board of directors declared and paid a dividend on thestockpage.com's shares of $264,941 from thestockpage.com's capital dividend account and a special dividend on thestockpage.com's common shares of $99,569. The total charge to retained earnings was $364,510.


8.  Stock Options

     On May 1, 1999, the Company approved the 1999 Performance Equity Plan, a fixed employee stock-based compensation plan that allows the Company to grant incentive stock options, non-qualified stock options and stock purchase rights to employees, officers and directors to purchase a maximum of 2,000,000 common shares of the Company. Stock options granted under the plans are for periods not to exceed ten years, and must be issued at prices not less than 100%, for incentive and non-qualified stock options, of the fair market value of the stock on the date of grant as determined by the board of directors. The vesting period to exercise the option to purchase stock is determined by the board of directors and ranges from one to five years, subject to a holding period of not less than six months from the date of grant of an award under this plan.

     Activity under the Company's stock options plan is summarized as follows:

                                                                                                    Weighted
                                                                                                     Average
                                                               Available           Options         Price Per
                                                               for Grant       Outstanding             Share
                                                         ---------------------------------------------------
    Balance at December 31, 1998                                -                 -           $       -

    Common shares reserved                                     2,000,000          -                   -
    Options granted, option price equal to
      fair market value                                         (150,000)           150,000             0.70
    Options granted, option price greater
      than fair market value                                  (1,000,000)         1,000,000             1.50
    Options cancelled                                           -                 -                   -
    Options exercised                                           -                 -                   -
                                                         ---------------------------------------------------
    Balance at September 30, 1999                                850,000         1,150,000   $       1.3957
                                                         ---------------------------------------------------

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

8.  Stock Options (continued)

    The following table summarizes information concerning outstanding and exercisable stock options at September 30, 1999.

                                    Options Outstanding                                   Option Exercisable

                                               Weighted         Weighted                            Weighted
                                                Average          Average                             Average
                                              Remaining         Exercise                            Exercise
                               Number       Contractual            Price            Number             Price
    Exercise Price        Outstanding   Life (in Years)        Per Share       Exercisable         Per Share
------------------------------------------------------------------------------------------------------------
     $0.50                    135,000               6.4            $0.50            27,500             $0.50
      1.00                    200,000               4.6             1.00           200,000              1.00
      1.25                    200,000               5.6             1.25                 -                 -
      1.50                    200,000               6.6             1.50                 -                 -
      1.75                    200,000               7.6             1.75                 -                 -
      2.00                    200,000               8.6             2.00                 -                 -
      2.50                     15,000               7.4             2.50                 -                 -
                         -----------------------------------------------------------------------------------
                            1,150,000               6.6          $1.3957           227,500           $0.9396
                         -----------------------------------------------------------------------------------

    The Company applies APB Opinion No. 25 in accounting for its fixed employee stock compensation plan. Accordingly, no compensation expense has been recognized for the nine months ended September 30, 1999. Had compensation expense been determined based on the fair value at the grant dates as prescribed in FASB SFAS No. 123, the Company's results would have been as follows:
                                                                    Nine Months
                                                                          Ended
                                                                  September 30,
                                                                           1999
                                                                  -------------
    Net income
      As reported                                               $       630,607
      Pro-forma                                                         625,167

    The fair value of each stock option grant was determined on the date of grant using the minimum value method. The weighted average fair market value of a stock option with an exercise price equal to the estimated market price of a common share on the date of grant for the nine months ended September 30, 1999 was $0.1296. The weighted average fair market value of a stock option with an exercise price that exceeds the estimated market price of a common share on the date of grant for the nine months ended September 30, 1999 was $0.00. The assumptions used to estimate fair value were as follows:

                                                                    Nine Months
                                                                          Ended
                                                                  September 30,
                                                                           1999
                                                                  --------------

    Dividend yield                                                            -
    Risk-free interest rate                                               5.62%
    Expected life                                                     3.5 Years
    Expected volatility                                                       -

    Because additional stock options are expected to be granted each year, the above pro forma disclosure is not representative of pro forma effects on reported financial results for future years.

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

9.    Earnings Per Share

      The computation of basic and diluted earnings per share were as follows:

                                                                                    Twelve           For the
                                                             Nine Months            Months       Period from
                                                                   Ended             Ended      Inception to
                                                                Sep. 30,          Dec. 31,          Dec. 31,
                                                                    1999              1998              1997
                                                         ---------------------------------------------------
      Basic:
        Net income attributable to common shares         $       630,607  $        326,948  $         2,402
                                                         ---------------------------------------------------
        Weighed average common shares
         outstanding                                           3,700,000         3,700,000        3,700,000
                                                         ---------------------------------------------------
        Basic earnings per share                         $          0.17  $           0.09  $          0.00
                                                         ---------------------------------------------------
      Diluted:
        Adjusted income attributable to common
         shares                                          $       630,607  $        326,948  $         2,402
                                                         ---------------------------------------------------
        Weighted average common shares
         outstanding                                           6,800,000         3,700,000        3,700,000
                                                         ---------------------------------------------------
        Assumed exercise of stock options,
         net of common shares assumed
         repurchased with the proceeds                            29,570             -                 -
                                                         ---------------------------------------------------
        Adjusted weighted average common
         shares outstanding                                    6,829,570         3,700,000        3,700,000
                                                         ---------------------------------------------------
        Diluted earnings per share                       $          0.09  $           0.09  $          0.00
                                                         ---------------------------------------------------

    The weighted average common shares outstanding during the year as used in the computation of basic earnings per share is represented by 3,700,000 common shares issued.

    The weighted average common shares outstanding during the year as used in the computation of diluted earnings per share is represented by 3,700,000 for the period of inception to December 31, 1997, and for the twelve months ended December 31, 1998. For the nine months ended September 30, 1999, it is represented by the sum of 3,700,000 common shares issued and the weighted average of 9,300,000 exchangeable preferred shares issued and outstanding in thestockpage.com since June 1, 1999, which in turn can be exchanged into 9,300,000 common shares of the Company.

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

10.   Related Party Transactions

      Included in amounts due from related parties at September 30, 1999 are loan receivables of $21,800 from one officer and shareholder with no interest rate and a maturity date of December 31, 1999. At December 31, 1998, the Company had loan receivables of $555,423 and $225,271 respectively from two officers and shareholders with no interest rate and a maturity date of September 15, 1999.

      Included in amounts due to related parties at December 31, 1998 is a loan in the amount of $53,836 made to a subsidiary of the Company, by Rolling Capital Corporation, a corporation owned by the shareholders of the Company with no interest and a maturity date of September 15, 1999. The amount was paid in 1999.

      Included in amounts due to related parties at December 31, 1997 are loan payables of $10,104 to a related party of an officer and shareholder with no interest rate and no maturity date of which $4,194 and $Nil were unpaid at December 31, 1998 and September 30, 1999 respectively.

      All of the above amounts were recorded at the exchange value.

--------------------------------------------------------------------------------

11.   Concentrations of Credit Risk and Business Concentration

      Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash equivalents, short and long term investments and accounts receivable.

      At any point in time, the Company holds investments in very few issuers and is subject to significant credit risk concentrations. The common shares held by the Company are thinly traded and subject to significant price fluctuations. Common shares that are restricted as to resale and options to purchase common shares cannot be sold for time periods that can be as long as two years.

      Accounts receivable are unsecured and are derived from revenues earned from customers primarily located in the United States. At any point in time, substantially all of the accounts receivable balance may be comprised of one customer. This exposes the Company to significant credit risk concentrations. The Company performs evaluations of its customers and maintains allowances for potential credit losses. The Company wrote off $149,000, $140,625 and $Nil to bad debt expense at September 30, 1999 and December 31, 1998 and 1997.

      At September 30, 1999, the Company had short and long term investments of $732,502 and accounts receivable of $459,787 in 5 companies, with individual issuer/customer balances of $439,789, $424,300, $230,000, $82,600, and $15,600. At December 31, 1998, the Company had short and long term investments of $272,638 and accounts receivable of $19,289 in 3 companies, with individual issuer/customer balances of, $203,888, $68,750 and $19,289. At December 31, 1997, the Company had short and long term investments of $3,918 and accounts receivable of $6,298 in 2 companies, with individual issuer/customer balances of $6,298, and $3,918.

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

12.   Fair Value of Financial Instruments

      Estimated fair value of the Company's financial instruments were as follows:



                                             Nine Months            Twelve Months           For the Period
                                                Ended                   Ended            from Inception to
                                           Sept. 30, 1999           Dec. 31, 1998            Dec. 31, 1997
                                      Carrying        Fair     Carrying        Fair    Carrying         Fair
                                        Amount       Value       Amount       Value      Amount        Value
                                    -------------------------------------------------------------------------
      Financial assets:
        Cash and cash
         equivalents                $   50,717  $   50,717  $    5,658  $     5,658  $      308  $      308
        Short term investments
         in marketable securities       15,600      15,600     254,375      254,375       3,918       3,918
        Accounts receivable            460,779     460,392      19,289       19,289       6,298       6,298
        Due from related parties        22,189      22,189     780,694      780,694         119         119
        Long term investments          716,902   3,553,557      18,263      171,314       -           -

      Financial liabilities:
        Accounts payable            $   29,317  $   29,317  $   40,121  $    40,121  $    -      $    -
        Accrued liabilities             30,336     177,210     478,156      421,906       1,144       1,144
        Due to related parties           -           -          58,030       58,030      10,104      10,104

      The carrying amount approximates fair value of cash and cash equivalents, accounts payable and due from/to related parties. Short term investments are carried at fair value. Accounts receivable at September 30, 1999 includes receivables of common shares and options to purchase common shares. The fair value of the receivable was determined using the closing market price of the common shares to be received and the Black Scholes option pricing model. The fair value of long term investments in common shares restricted as to resale was determined using the closing market prices of the equivalent freely tradable common shares. The fair value of long term investments in options to purchase common shares was determined using the Black Scholes option pricing model. Accrued liabilities at September 30, 1999 include a payable for share exchange that is to be satisfied by delivering common shares that the Company owns and that are included in long term investments. Accrued liabilities at December 31, 1998 include a payable for shares received for services not rendered that was satisfied by delivering common shares that the Company owns and that are included in short-term investments in marketable securities. The fair value of the payable for share exchange and the payable for shares received for services not rendered was determined using the closing market price of the common shares to be delivered.

--------------------------------------------------------------------------------

13.   Employees Profit Sharing Plan

      In 1998, a subsidiary of the Company set up an employee profit sharing plan to compensate its key employees. Contributions to the plan were made at the discretion of management and the subsidiary of the Company had no ongoing obligations to fund the plan. Distributions from the plan to key employees were made at the discretion of the plan trustees who are also management of the subsidiary of the Company. At September 30, 1999, the subsidiary of the Company had no balance owing for plan compensation. In January 1999, the subsidiary of the Company paid $360,443 to the plan for expenses accrued in 1998. The subsidiary of the Company does not intend to continue the plan.

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

14.   Commitments and Contingencies

      (a)  Operating Leases

           During 1998, a subsidiary of the Company entered into an operating lease agreement that provides the Company with office space in Toronto, Ontario, Canada. The lease is for a period of two years with an option to renew for an additional two year period. During 1999, a subsidiary of the Company entered into a month-to-month sublease that provides the Company with additional office space in Toronto. In addition, a subsidiary of the Company entered into two vehicle leases as part of a compensation package for two officers of the subsidiary of the Company in their roles as management. A subsidiary of the Company also leases certain office equipment. The rent expense totalled $ 17,160 and $ 10,131 at September 30, 1999 and December 31, 1998. Future minimum lease payments:

                                   Sept. 30,
                                        1999

           1999              $         6,300
           2000                       13,800
           2001                        2,100

      (b)  Contingent Liabilities

           (i) A subsidiary of the Company and its management are involved in a dispute with a third party regarding failed negotiations between the subsidiary of the Company and its management to sell an interest in the subsidiary of the Company to the third party. Claims and counterclaims have been filed by the subsidiary of the Company and the third party respectively. Management believes the claims are without merit, and does not believe that the Company's potential exposure related to this matter would have a material adverse effect on the Company's financial position, results of operations and cash flows.

           (ii) Management is not currently aware of any other legal proceeds or claims that the Company believes will have, individually or in the aggregate, a material adverse effect on the Company's financial position, results of operations and cash flows.

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

15.   Segment Information

      The Company is engaged in one business segment - Internet financial portal and investor relations services.

      The following table presents information related to the Company by geographic area:

                                                                                                      United
                                                                                    Canada            States
                                                                          ----------------------------------
      For the nine months ended September 30, 1999
      --------------------------------------------
      Revenue                                                             $       -         $     2,277,013
      Operating income                                                            -                 871,748
      Assets                                                                     1,306,488          -

      For the twelve months ended December 31, 1998
      ---------------------------------------------
      Revenue                                                             $       -         $     1,067,971
      Operating loss                                                              -               (442,785)
      Assets                                                                     1,110,566          -

      For the period from inception to December 31, 1997
      --------------------------------------------------
      Revenue                                                             $       -         $        45,753
      Operating income                                                            -                   2,672
      Assets                                                                        13,954          -

--------------------------------------------------------------------------------

16.   Uncertainty Due to the Year 2000 Issue

      The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000.

      If the Year 2000 Issue is not addressed by the Company and its major customers, suppliers and other third party business associates, the impact on the Company's operations and financial reporting may range from minor errors to significant systems failure which could affect the Company's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts customers, of suppliers, or other third parties, will be fully resolved.

                                               Level Jump Financial Group, Inc.
                                     Notes to Consolidated Financial Statements
                                                     (in United States dollars)

September 30, 1999 and December 31, 1998 and 1997
--------------------------------------------------------------------------------

17.   Subsequent Events

      (a)  Loan Commitment

           On October 19,1999, a subsidiary of the Company obtained a $500,000 demand bank loan from a Canadian financial institution. The loan provides for a variable interest rate equal to the bank's U.S. base rate (similar to U.S. prime rate) plus 2.0%. Interest on the loan is to be paid monthly. A balloon principal payment of $200,000 is to be made on February 28, 2000 and principal payments of $5,556 per month thereafter are to be made through to maturity on September 30, 2004. The bank loan is specifically collateralized by long term investments with a book value of $300,000 at September 30, 1999. The bank loan is secured by a general security agreement providing a first charge over accounts receivable, inventory and equipment. The bank loan agreement allows the bank to sell collateralized investments to retire the bank loan when the investments become eligible for resale if the stock price of the collateralized investments falls below $5.00 per share.

       (b) Caldera Corporation

           On October 28, 1999, the Company exchanged all 3,700,000 shares of common stock issued and outstanding for 5,087,500 shares of common stock of Caldera Corporation ("Caldera"), a Florida incorporated company that is an SEC registrant and that trades on the Over-the-Counter Bulletin Board ("OTC-BB"). At the time of exchange of shares, the existing board of directors of Caldera resigned and the directors of the Company were appointed to the board of Caldera.

           Prior to the exchange of shares, thestockpage.com underwent an internal reorganization whereby the two exchangeable preferred shareholders exchanged 5,000,000 of their exchangeable preferred shares into 5,000,000 redeemable preferred shares. These can be redeemed at the option of thestockpage.com for Canadian $0.265 (U.S.$0.1715) per share. The redeemable preferred shares are entitled to non-cumulative dividends at a rate per annum of 12 percent of the redemption amount.

           At the time of the merger, the number of exchangeable preferred shares issued by thestockpage.com increased from 4,300,000 to 5,912,500 which is in proportion to the number of common shares of Caldera exchanged per common share of Level Jump. Caldera will assume Level Jump's obligations with respect to the 5,912,500 exchangeable preferred shares issued by thestockpage.com. The board of directors of Caldera will reserve 5,912,500 shares of common stock to meet its obligations to thestockpage.com.

                           Level Jump Financial Group, Inc.

                           Pro Forma Consolidated
                           Financial Statements
                           For the nine months ended September 30, 1999
                           and for the year ended December 31, 1998
                           (in United States dollars)
                           (Unaudited)

                                               Level Jump Financial Group, Inc.
                                           Pro Forma Consolidated Balance Sheet
                                                     (in United States dollars)
                                                                    (Unaudited)

                                                              Level Jump        Adjusting/
                                                Caldera        Financial       Eliminating
September 30, 1999                          Corporation      Group, Inc.           Entries         Pro Forma
-------------------------------------------------------------------------------------------------------------
                                                                                                 (Unaudited)
Assets

Current
  Cash and cash equivalents            $            341  $        50,717  $       -         $        51,058
  Investments in marketable
    securities                                 -                  15,600          -                  15,600
  Accounts receivable, net of
    allowance of $nil                          -                 460,779          -                 460,779
  Prepaid expenses and deposits                -                   4,013          -                   4,013
  Due from related parties                     -                  22,189          -                  22,189
                                       --------------------------------------------------------------------
                                                    341          553,298          -                 553,639
                                       --------------------------------------------------------------------
Investments in marketable
  securities                                   -                 716,902          -                 716,902
Fixed assets                                   -                  35,471          -                  35,471
Deferred income taxes                          -                     817          -                     817
                                       --------------------------------------------------------------------
                                       $            341  $     1,306,488  $       -         $     1,306,829
                                       ====================================================================

Liabilities and Shareholders' Equity

Current
  Accounts payable                     $          1,200  $        29,319  $       -         $        30,519
  Accrued liabilities                          -                  30,336          -                  30,336
  Income taxes payable                         -                 599,361          -                 599,361
  Deferred revenue                             -                  48,253          -                  48,253
                                       --------------------------------------------------------------------
                                                  1,200          707,269          -                 708,469
                                       --------------------------------------------------------------------
Shareholders' equity
  Common shares, par value $.0025                 6,941            3,700         9,018  (a)          19,659
  Additional paid in capital                     95,935          -           (112,753)  (a)        (16,818)
  Retained earnings (deficit)                 (103,735)          595,519       103,735  (a)         595,519
                                       --------------------------------------------------------------------
                                                  (859)          599,219        -                   598,360
                                       --------------------------------------------------------------------
                                         $          341   $    1,306,488  $     -             $   1,306,829
                                       ====================================================================

                                               Level Jump Financial Group, Inc.
                                 Pro Forma Consolidated Statement of Operations
                                                     (in United States dollars)
                                                                    (Unaudited)

                                                              Level Jump        Adjusting/
For the nine months ended                       Caldera        Financial       Eliminating
  September 30, 1999                        Corporation      Group, Inc.           Entries         Pro Forma
------------------------------------------------------------------------------------------------------------
                                                                                                 (Unaudited)
Revenue                                $       -         $     2,277,013  $       -         $     2,277,013

Cost of revenues                               -                 435,367          -                 435,367
                                        -------------------------------------------------------------------
Gross profit                                   -               1,841,646          -               1,841,646
                                        -------------------------------------------------------------------
Operating expenses
  Sales and marketing                          -                  75,659          -                  75,659
  Product development                          -                  10,480          -                  10,480
  General and administration                     26,679          550,278          -                 576,957
  Management compensation                      -                 333,481          -                 333,481
                                        -------------------------------------------------------------------
                                                 26,679          969,898          -                 996,577
                                        -------------------------------------------------------------------
Income (loss) from operations                   (26,679)         871,748          -                 845,069

Investment income, net                         -                 210,400          -                 210,400
                                        -------------------------------------------------------------------
Income (loss) before income taxes               (26,679)       1,082,148          -               1,055,469

Provision for income taxes                     -                 451,541          -                 451,541
                                        -------------------------------------------------------------------
Net income (loss) for the period       $        (26,679) $       630,607  $       -         $       603,928
                                        ===================================================================
Basic earnings (loss) per share        $         (0.01)                                     $          0.08

Diluted earnings (loss) per share      $         (0.01)                                     $          0.06

Shares used in per share
  calculation - basic                         1,997,683                                           7,863,500

Shares used in per share
  calculation - diluted                       1,997,683                                           9,834,333
                                        ===================================================================

                                               Level Jump Financial Group, Inc.
                                 Pro Forma Consolidated Statement of Operations
                                                     (in United States dollars)
                                                                    (Unaudited)

                                                              Level Jump        Adjusting/
For the year ended                              Caldera        Financial       Eliminating
  December 31, 1998                         Corporation      Group, Inc.           Entries         Pro Forma
------------------------------------------------------------------------------------------------------------
                                                                                                 (Unaudited)
Revenue                                $       -         $     1,067,971  $       -         $     1,067,971

Cost of revenues                               -                 361,530          -                 361,530
                                        -------------------------------------------------------------------
Gross profit                                   -                 706,441          -                 706,441
                                        -------------------------------------------------------------------
Operating expenses
  Sales and marketing                          -                  26,751          -                  26,751
  Product development                          -                  11,364          -                  11,364
  General and administration                     16,491          307,497          -                 323,988
  Management compensation                      -                 803,614          -                 803,614
                                        -------------------------------------------------------------------
                                                 16,491        1,149,226          -               1,165,717
                                        -------------------------------------------------------------------
Loss from operations                            (16,491)        (442,785)         -                (459,276)

Investment income, net                         -                 886,677          -                 886,677
                                        -------------------------------------------------------------------
Income (loss) before income taxes               (16,491)         443,892          -                 427,401

Provision for income taxes                     -                 116,944          -                 116,944
                                        -------------------------------------------------------------------
Net income (loss) for the period       $        (16,491) $       326,948  $       -         $       310,457
                                        ===================================================================
Basic earnings (loss) per share        $         (0.10)                                     $          0.04

Diluted earnings (loss) per share      $         (0.02)                                     $          0.04

Shares used in per share
  calculation - basic                           166,250                                           7,863,500

Shares used in per share
  calculation - diluted                         666,250                                           7,863,500
                                        ===================================================================

                                               Level Jump Financial Group, Inc.
                                    Pro Forma Consolidated Financial Statements
                                                     (in United States dollars)
                                                                    (Unaudited)
-------------------------------------------------------------------------------


Under a share exchange agreement which became effective October 28, 1999, Caldera Corporation ("Caldera") acquired all of the issued and outstanding common shares of Level Jump Financial Group, Inc. ("Level Jump") and agreed to assume certain obligations with respect to issuing additional common shares under exchangeable share agreements and a performance equity plan and issuing preferred shares under a voting agreement. In exchange for the 3,700,000 issued and outstanding common shares of Level Jump, the shareholders of Level Jump were issued common shares of Caldera in a number that gave the shareholders of Level Jump control of Caldera (5,087,500 shares). The shares were exchanged at an exchange ratio of 1.375. In addition, at the time of the transaction, the board of directors of Caldera resigned and the officers and directors of Level Jump were appointed to the board of directors of Caldera.

Prior to the acquisition, Caldera had no significant operations. This transaction was equivalent to the issuance of stock by Caldera for the net assets of Level Jump, accompanied by a recapitalization. Level Jump's assets were recorded at carryover basis and no goodwill was recorded from the transaction. Level Jump's historical financial statements become those of Caldera. This accounting treatment results in the following:


(a) The pro forma financial statements are issued under the name Level Jump Financial Group, Inc. as a continuation of the financial statements of Level Jump.

(b) The number and class of outstanding shares reported are those of Caldera after giving effect to the transaction while the dollar amounts of share capital and retained earnings are those of Level Jump.

(c) The results of operations of Caldera are included from January 1, 1998 in these pro forma consolidated financial statements.

 The accompanying pro forma financial statements illustrate the effect of the acquisition on Level Jump's financial position and results of operations. The pro forma consolidated balance sheet as of September 30, 1999 is based on the historical balance sheets of Level Jump and Caldera as of that date and assumes the acquisition took place on that date. The pro forma consolidated statements of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 are based on the historical statements of operations of Level Jump and Caldera for those periods. The pro forma statements of operations assume the acquisition took place on January 1, 1998.

 The pro forma consolidated financial statements may not be indicative of the actual results of the acquisition. The accompanying consolidated pro forma financial statements should be read in connection with the historical financial statements of Level Jump and Caldera.

                                               Level Jump Financial Group, Inc.
                                    Pro Forma Consolidated Financial Statements
                                                     (in United States dollars)
                                                                    (Unaudited)

September 30, 1999 and December 31, 1998
--------------------------------------------------------------------------------

1.  Pro Forma Transactions and Adjustments

    (a) The reverse acquisition as reflected on the pro forma consolidated balance sheet gives effect to the following treatment of equity as if it occurred on September 30, 1999:

         Equity Section:

                                             Common                     Paid in     Retained
                                             Shares        Amount       Capital     Earnings           Total
         Level Jump prior to reverse
           acquisition     (1)            3,700,000  $      3,700  $     -       $    595,519  $    599,219

         Additional shares issued
           by Caldera upon reverse
           acquisition     (2)            1,387,500         9,018       (9,018)        -             -

         Caldera prior to reverse
           acquisition                    2,776,000         6,941       (7,800)        -               (859)
                                          ------------------------------------------------------------------
         Total                            7,863,500  $     19,659  $   (16,818)  $    595,519  $    598,360
                                          =================================================================

         (1) Based on Level Jump's September 30, 1999 audited financial statements

         (2) Based on Caldera's financial statements prior to the date of the reverse acquisition.

                      Common shares                         6,941

                      Additional paid in capital  $        95,935
                      Deficit                            (103,735)
                                                  ---------------
                      Deficiency                  $          (859)
                                                  ===============

         (3) The weighted average common shares outstanding at September 30, 1999 as used in the computation of basic earnings per share is represented by 7,863,500 as shown above. The weighted average common shares outstanding at September 30, 1999 as used in the computation of fully diluted earnings per share is represented by the sum of the 7,863,500 as above and the weighted average number of shares of 1,970,833 which is discussed in 1(b)(ii) below.

    (b) The pro forma consolidated statements of operatons give effect to the following transactions as if they occurred on January 1, 1998.

         (i) Shares issued by Caldera between January 1, 1998 and September 30, 1999 are assumed to all have been made on January 1, 1998. Caldera's issuance of 5,087,500 shares to the shareholders of Level Jump as consideration for the acquisition is assumed to have been made on January 1, 1998.

         (ii) Caldera's assumption of the obligation to issue an additional 5,912,500 under exchangeable share agreements occurred on June 1, 1999 and as such has been reflected in the fully diluted earnings per share calculation at September 30, 1999 at 1,970,833.